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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada L4G 7K1

(Address of Principal Executive Offices) (Zip Code)

(905) 726-2462

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
Departure of Directors or Principal Officers

        On August 9, 2007, the Registrant announced that Dennis Mills, its Vice-Chairman, ceased to serve in that position, effective on that date.

(d)
Election of New Director

        The Board of Directors of the Registrant appointed Ron Charles to its Board of Directors on August 9, 2007. Mr. Charles is Executive Director, MEC California Operations. He is also a founding member and former Chairman of the Board of the Thoroughbred Owners of California.

        There are no arrangements between Mr. Charles and any other person pursuant to which Mr. Charles was selected as a director.

Item 7.01    Regulation FD Disclosure

        On August 9, 2007, the Registrant issued a press release in which it announced its unaudited financial results for the second quarter ended June 30, 2007.

        On August 10, 2007, the Registrant held a conference call hosted by W. Thomas Hodgson.

        The full text of the press release and the transcript are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

        In accordance with General Instruction B.2 to Form 8-K, the information being furnished under Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits

        The following Exhibits 99.1 and 99.2 are furnished with this Form 8-K:

(c)
Exhibits
Exhibit 99.1	Copy of Registrant's press release dated August 9, 2007.
Exhibit 99.2	Copy of conference call transcript held on August 10, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
August 15, 2007
	by:	/s/ WILLIAM G. FORD William G. Ford Secretary

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SIGNATURES